Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  6.39%
      July, 1997  6.87%
      June, 1997  6.27%
      May, 1997  6.03%


Cash Yield                                              22.22%

Investor Charge Offs                                    6.10%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 4.90%

Seller's Interest                                       15.28%

Total Payment Rate                                      10.97%

Total Principal Balance                                $6,029,451,916.58

Investor Participation Amount                          $208,333,333.31

Seller Participation Amount                            $921,118,583.29